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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  August 15, 2000

                               GENERAL MAGIC, INC.
             (Exact name of registrant as specified in its charter)

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
               DELAWARE                                                                      77-0250147
---------------------------------------- -------------------------------------- --------------------------------------
( State or other jurisdiction of               (Commission File Number)            (I.R.S. Employer Identification
incorporation)                                                                                 Number)
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                420 NORTH MARY AVENUE SUNNYVALE, CALIFORNIA 94086
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (408) 774-4000
                                                           --------------

                                 Not applicable
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS

     On August 15, 2000, General Magic, Inc., the Registrant, issued a press release announcing the signing of a definitive agreement with IBM contemplating the integration of General Magic's open standards VoiceXML-based magicTalk(TM) platform with IBM DirectTalk and IBM WebSphere Voice Server and also announcing the availability of IBM's ViaVoice Automated Speech Recognition engine (ASR) to customers of its magicTalk solutions. A copy of the press release is filed as
Exhibit 99.1 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. Not applicable.

     (b)  PRO FORMA FINANCIAL INFORMATION. Not applicable.

     (c)  EXHIBITS.

          Exhibit No.       Description

             99.1 Press release of the Registrant announcing the signing of a definitive agreement with IBM and also announcing the availability of IBM's speech recognition engine to its customers.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       General Magic, Inc.


                                       By: /s/ Mary E. Doyle
August 16, 2000                           -----------------------------
                                          Mary E. Doyle
                                          General Counsel and Secretary


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                                  EXHIBIT INDEX

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

Exhibit No.    Description
-----------    -----------
   99.1        Press release of the Registrant announcing the signing of a definitive agreement with IBM and also announcing the availability of IBM's speech recognition engine to its customers.
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